Exhibit 10.10

COILED TUBING ASSET PACKAGE LEASE AGREEMENT

This Coiled Tubing Asset Package (“CTAP”) Lease Agreement (the “Agreement”) is executed by and between IMPACT ENGINEERING, AS, a Norwegian Corporation (“IMPACT”) as owner (the “LESSOR”); and TANGO ROCK S.A. (“TANGO ROCK”), domiciled at Uruguay 1134, 6° Floor, City of Buenos Aires, hereupon represented by Carlos Alberto Fernández, I.D. number 12,758,857, in his capacity as President, hereinafter referred to as the “LESSEE”, by virtue of the considerations and reasons disclosed below and under the following terms and conditions.

ONE: LESSOR undertakes to lease the CTAP to LESSEE. The CTAP is owned by LESSOR, together with its tractors, trailers and other rolling stock, equipment, accessories, data, manuals and records relating thereto, as detailed in Exhibit A attached hereto (the “CTAP”), pursuant to the corresponding applicable law, and is in an operational condition.

TWO: Monthly Rate. For the use of the CTAP, LESSEE shall pay LESSOR, the sum of US$ $81,438.88 per calendar Month (the “Rent”). LESSEE shall supply all CTAP fuel. All payments shall be received by wire transfer in immediately available funds to LESSOR’s designated bank account in US Dollars. The initial Rent payment shall accrue on February 1, 2014, and Rent payments shall continue to accrue on the 1st day of each calendar month for the remainder of the lease Term including any extension made under Section TEN below.

THREE: LESSEE shall prepay the sum of 12 monthly Rent payments upon the execution of this Agreement by both parties, for a total prepaid amount of $977,266.56. From time to time and until the final six months of this Agreement, LESSEE shall pay (or cause its parent company to pay) additional monthly Rent installments as needed to prevent the prepaid lease payment balance from falling below $488,633.28 (representing 6 monthly installments). This minimum prepaid lease payment balance shall be maintained even if the payments contemplated under this agreement are not permitted by the Central Bank in Argentina.

FOUR: LESSEE shall use the CTAP only for lawful purposes within the territorial land and waters of the country of Argentina. With the exception of return and demobilization to LESSOR’S designated location, LESSEE shall not move the CTAP out of Argentina without LESSOR’S prior written consent.

FIVE: The operation of the CTAP shall comply with all legal directives and mandatory regulatory requirements for such equipment as designated by Argentina law as well as the manufacturer’s service bulletins.

SIX: The crew members to operate the CTAP shall comply with the provisions of the rules and regulations in force from time to time.

SEVEN: The CTAP shall be operated in accordance to the terms and conditions of the CTAP insurance policy and the relevant CTAP manuals. The LESSEE shall in all cases decide on the CTAP operation and maintenance. Any and all spare parts required to maintain the high pressure equipment while in Argentina will be the responsibility of LESSEE whom will bear all costs related thereto.

EIGHT: The parties shall not be held liable hereunder in the case of force majeure, which shall be deemed to be the result of unforeseeable event, or events beyond the parties control, that are not attributable to the parties failure or willful misconduct. However, LESSEE’S obligation to pay the lease payment shall not be abated on account of force majeure. Failure by any party to comply with the obligations hereunder shall entitle the other party to terminate this Agreement. Termination shall become effective as from the time the interested party gives notice thereof to the non-complying party. Should a meeting of creditors or bankruptcy be required by one of the parties or by third parties, or should such party suspend payments even without the foregoing situation or in the event of winding up dissolution or assumption or assignment of good will, the other party will be entitled to terminate this Agreement and the LESSEE shall immediately proceed to return the CTAP to LESSOR in the condition required by this Agreement.

NINE: No assignment of this Agreement shall be permitted without LESSOR’s prior written consent. LESSEE undertakes to give LESSOR notice of any act or event, which may affect the legal situation of the CTAP and the LESSOR’s rights in the CTAP and this Agreement within 24 hours. Likewise, LESSOR undertakes to give LESSEE notice of any act or event, which may affect the legal situation of the CTAP and/or the actual or legal effectiveness of this Agreement.

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TEN: This Agreement shall be in force for five (5) years (the “Initial Term”), commencing on the delivery date of the CTAP. LESSEE shall have an option to terminate this Agreement, which option shall be exercisable after the end of such fifth (5th) annual period and with no less than fifteen (15) days prior written notice to LESSOR. LESSEE shall have the option to extend the Initial Term for an additional twelve (12) months beyond the Initial Term by providing written notice to LESSOR no less than fifteen (15) days prior to the expiration of the Initial Term. Notwithstanding any language which is or may be to the contrary in this Agreement, from the time of the delivery of the CTAP to LESSEE until the time of the redelivery of the CTAP to LESSOR (both such dates inclusive, the “Term”), LESSEE’S obligation to pay Rent and other charges hereunder, will continue automatically until the CTAP is returned to LESSOR at LESSOR’S designated location and in the condition as required by this Agreement.

ELEVEN: Purchase Option – LESSEE shall have the option to purchase the CTAP after the first 24 months of the lease Term for a price equal to the net book value of the CTAP at the time of the purchase plus a 15% premium. The option price shall be equal to the net book value of the CTAP, which shall be determined by subtracting depreciation expense from the amount stated in Section TWELVE below. For purposes of calculating depreciation expense on the CTAP, that amount shall be depreciated evenly over 72 months with no residual value.

TWELVE: Purchase Price – The purchase price of the CTAP shall be $3,500,000.

THIRTEEN: This Agreement shall be registered with any Norwegian Government Agency as required by applicable law and with any other Argentine Agency as required by applicable law.

FOURTEEN: Both parties agree that the CTAP shall have an effective insurance policy, which insurance policy shall cover CTAP, crew, cargo and third party liability as required by Argentine law. The LESSEE shall contract with and maintain at its own expense the following insurance coverage for the duration of this Agreement: (a) Chassis and third party insurance; (b) insurance covering liability resulting from the conduct of work; (c) casualty insurance for the crew working with the CTAP throughout this Agreement, including occupation risk insurance, Law N° 24,557 (Labor Risk Insurers), and complementary insurance pursuant to Decree/Law N° 16,1130/46 or collective bargaining agreements or individual employment agreements executed with LESSEE’s employees or any other or conventional applicable obligation.

FIFTEEN: The LESSOR shall at all times provide evidence of the effectiveness of the Registration and Safety Certificate of the CTAP, which shall be kept on the CTAP at all times.

SIXTEEN: LESSOR may declare LESSEE in default, and may, in Its reasonable discretion, retake possession of the CTAP or exercise or recover any other rights and remedies it may have, upon the occurrence of any of the following:

(a) LESSEE’S failure to pay amounts due under this Agreement in full as and when due, including any applicable grace periods.

(b) LESSEE fails to maintain any insurance required by Clause Eleven of this Agreement or a notice of cancellation is given in respect of any such insurance and the same is not renewed or replaced at least five (5) days prior to such cancellation’s taking effect so as to ensure continued compliance with the provisions of Clause Eleven of this Agreement;

(c) The CTAP is operated at a time or in a place where any insurance required by Clause Eleven of this Agreement shall not be in effect;

(d) LESSEE’S failure to furnish operations personnel or mechanics reasonably satisfactory to LESSOR, or to operate or maintain the CTAP in accordance with the standards required by this Agreement.

(e) Damage to the CTAP, from any cause that in the opinion of LESSOR results in a total loss or otherwise renders it irreparable or permanently inoperable.

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(f) Any material default by LESSEE with regard to any other contract, agreement, or understanding by and between LESSEE and LESSOR, which has been the basis for a formal termination notice by LESSOR.

(g) LESSEE’S breach of any other provision of this Agreement and failure to cure the breach within fifteen (15) days after written notice from LESSOR.

Upon default of this Agreement, and in addition to any other rights and remedies which LESSOR may have, LESSOR may collect from LESSEE all reasonable costs (including attorney’s fees) necessary for repossession of the CTAP, and damages amounting to all remaining Lease payments and other amounts LESSEE is liable for hereunder at any time. LESSOR shall have the option to terminate this Agreement if any government authorizations or applications are denied or rejected, by any regulatory body in Norway or Argentina. In such event, LESSOR may terminate this Agreement with no further liability to LESSEE and LESSEE will immediately comply with its re-delivery obligations. Notwithstanding any other provision of this Agreement, LESSOR shall also have the ability to terminate this Agreement, for any or no reason, upon fifteen (15) days written notice to LESSEE.

SEVENTEEN: Upon termination or expiration of this Agreement, LESSEE shall promptly return the CTAP to LESSOR on LESSOR’S same premises as delivery.

EIGHTEEN: The LESSEE shall be solely responsible for, and shall indemnify, defend and hold harmless LESSOR from and against any and all taxes, tariffs, duties, fees, and Argentine government penalties. LESSEE shall be solely responsible to arrange and pay for all required permits (including work permits), customs and immigrations clearances, governmental permissions, and the removal of government impediments necessary to fulfill the purposes of this Agreement.

NINETEEN: This Agreement shall be governed by and construed in accordance with the laws of Argentina. In the event of any unresolved dispute arising out of or in connection with this Agreement, each party shall submit to the exclusive jurisdiction of International Chamber of Commerce. For all purposes set forth herein, the Parties establish their domicile as first above indicated were all court or out of court notices shall be addressed. Notwithstanding the foregoing, either party may change its address at any time by giving the other party notice thereof.

TWENTY: Payment Guarantee – All obligations of LESSEE as set forth in this Agreement shall be guaranteed by EcoStim Energy Solutions, Inc., a Nevada corporation.

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IN WITHNESS WEREOF, the parties hereto have executed this Agreement in two (2) identical copies on the dates indicated below.

IMPACT ENGINEERING, AS		TANGO ROCK S.A.

Signature:	/s/ Jogeir Romestrand	Signature:

Name:	Jogeir Romestrand	Name:

Position:	Chairman and CEO	Position:

Date:	21st December 2013	Date:

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IN WITHNESS WEREOF, the parties hereto have executed this Agreement in two (2) identical copies on the dates indicated below.

IMPACT ENGINEERING, AS	TANGO ROCK S.A.

Signature:	Signature:	/s/ Carlos A. Fernandez

Name:	Name:	Carlos A. Fernandez

Position:	Position:

Date:	Date:	December 20, 2013

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Exhibit A

CTAP Specifications

CTAP Specifications

Hydrarig CT Package Specifications

CT Unit	22,000 Ft Trailer Mounted Coiled Tubing Unit
Fluid Pumper	Twin 600 HHP Diesel Pumps
Nitrogen Pumper
Nitrogen Transport

I.	High Pressure Equipment

a.	Coiled Tubing Unit
Detailed description of CT Unit

b.	Twin Fluid Pumper
Detailed description of twin fluid pumper

c.	Nitrogen Pumper
Detailed description of Nitrogen pumper

d.	Nitrogen Transport
Detailed description of Nitrogen transport

* * *

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Exhibit B

Guarantee

IN WITHNESS WEREOF, EcoStim Energy Solutions, Inc. hereby agrees to guarantee all obligations under this lease agreement.

ECOSTIM ENERGY SOLUTIONS, INC.		IMPACT ENGINEERING, AS

Signature:	/s/ J. Chris Boswell	Signature:	/s/ Jogeir Romestrand

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Bill of Sale

State of Texas]	County of Harris]

KNOW ALL MEN BY THESE PRESENTS:

THAT VIKING ROCK, AS. a corporation incorporated under the laws of the state of Delaware, USA, (“Seller”), has sold and delivered, and by these presents does sell and deliver to “BUYER”:

BUYER NAME: Impact Engineering, AS

(“Buyer”), all the personal property described below for and in consideration of the purchase price indicated below.

Such Property consists of used items and is being purchased “AS IS”, “Where IS”, “WITH ALL FAULTS” BASIS, AND NO WARRANTIES OF ANY KIND ARE EXPRESSED OR TO BE IMPLIED. BUYER ACKNOWLEDGES THAT IT HAS INSPECTED THE PROPERTY AND AGREES AND UNDERSTANDS THAT SELLER DOES NOT IN ANY WAY WARRANT THE CONDITION (INCLUDING BUT NOT LIMITED TO THE PRESENCE OF ANY OBVIOUS DEFECTS), OPERATION, SALABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF SAID PROPERTY, BUYER AGREEING BY ITS ACKNOWLEDGEMENT HEREUNDER THAT SELLER MAKES NO WARRANTIES REGARDING SAME.

Seller warrants that except as set forth below, it has good Valid and marketable title to and the unqualified right to sell, convey, transfer and assign Property, free and clear of any encumbrances, conditional sale agreements, security interests, restrictions and rights of others, and Seller hereby binds itself to forever warrant the Property unto Buyer, its successors and assigns against the lawful claims and demands of every person whomsoever.

UNIT NUMBER: T45851	YEAR, MAKE, MODEL: 2006 Atoka Manufacturing

VIN:	1A9L945446A24585l	SALE PRICE:	$2.420.892,32	ODOMETER:	N/A

BUYER:	BY:	/s/ Jogeir Romestrand	DATE:	27 December 2013
SIGNATURE

Jogeir Romestrand
PRINT NAME

IN TESTIMONY THEREOF Seller has caused these presents to be executed by its duly authorized representative as of the 30th day of December 2013

VIKING ROCK, AS

BY:	/s/ J. Chris Boswell	ITS:	CEO
Jon Christopher Boswell

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Bill of Sale

State of Texas]	County of Harris]

KNOW ALL MEN BY THESE PRESENTS:

THAT VIKING ROCK, AS. a corporation incorporated under the laws of the state of Delaware, USA, (“Seller”), has sold and delivered, and by these presents does sell and deliver to “BUYER”:

BUYER NAME: Impact Engineering, AS

(“Buyer”), all the personal property described below for and in consideration of the purchase price indicated below.

Such Property consists of used items and is being purchased “AS IS”, “Where IS”, “WITH ALL FAULTS” BASIS, AND NO WARRANTIES OF ANY KIND ARE EXPRESSED OR TO BE IMPLIED. BUYER ACKNOWLEDGES THAT IT HAS INSPECTED THE PROPERTY AND AGREES AND UNDERSTANDS THAT SELLER DOES NOT IN ANY WAY WARRANT THE CONDITION (INCLUDING BUT NOT LIMITED TO THE PRESENCE OF ANY OBVIOUS DEFECTS), OPERATION, SALABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF SAID PROPERTY, BUYER AGREEING BY ITS ACKNOWLEDGEMENT HEREUNDER THAT SELLER MAKES NO WARRANTIES REGARDING SAME.

Seller warrants that except as set forth below, it has good Valid and marketable title to and the unqualified right to sell, convey, transfer and assign Property, free and clear of any encumbrances, conditional sale agreements, security interests, restrictions and rights of others, and Seller hereby binds itself to forever warrant the Property unto Buyer, its successors and assigns against the lawful claims and demands of every person whomsoever.

UNIT NUMBER: T45372	YEAR, MAKE, MODEL: 2004 Atoka Manufacturing

VIN:	1A9L540214A245372	SALE PRICE:	$396.500,00	ODOMETER:	N/A

BUYER:	BY:	/s/ Jogeir Romestrand	DATE:	27 December 2013
SIGNATURE

Jogeir Romestrand
PRINT NAME

IN TESTIMONY THEREOF Seller has caused these presents to be executed by its duly authorized representative as of the 30th day of December 2013

VIKING ROCK, AS

BY:	/s/ J. Chris Boswell	ITS:	CEO
Jon Christopher Boswell

9

Bill of Sale

State of Texas]	County of Harris]

KNOW ALL MEN BY THESE PRESENTS:

THAT VIKING ROCK, AS. a corporation incorporated under the laws of the state of Delaware, USA, (“Seller”), has sold and delivered, and by these presents does sell and deliver to “BUYER”:

BUYER NAME: Impact Engineering, AS

(“Buyer”), all the personal property described below for and in consideration of the purchase price indicated below.

Such Property consists of used items and is being purchased “AS IS”, “Where IS”, “WITH ALL FAULTS” BASIS, AND NO WARRANTIES OF ANY KIND ARE EXPRESSED OR TO BE IMPLIED. BUYER ACKNOWLEDGES THAT IT HAS INSPECTED THE PROPERTY AND AGREES AND UNDERSTANDS THAT SELLER DOES NOT IN ANY WAY WARRANT THE CONDITION (INCLUDING BUT NOT LIMITED TO THE PRESENCE OF ANY OBVIOUS DEFECTS), OPERATION, SALABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF SAID PROPERTY, BUYER AGREEING BY ITS ACKNOWLEDGEMENT HEREUNDER THAT SELLER MAKES NO WARRANTIES REGARDING SAME.

Seller warrants that except as set forth below, it has good Valid and marketable title to and the unqualified right to sell, convey, transfer and assign Property, free and clear of any encumbrances, conditional sale agreements, security interests, restrictions and rights of others, and Seller hereby binds itself to forever warrant the Property unto Buyer, its successors and assigns against the lawful claims and demands of every person whomsoever.

UNIT NUMBER: 30430	YEAR, MAKE, MODEL: 2009 Western Star

VIN:	5KJNALCK09PAJ4556	SALE PRICE:	$241,307.68	ODOMETER:	64,154

BUYER:	BY:	/s/ Jogeir Romestrand	DATE:	27 December 2013
SIGNATURE

Jogeir Romestrand
PRINT NAME

IN TESTIMONY THEREOF Seller has caused these presents to be executed by its duly authorized representative as of the 30th day of December 2013

VIKING ROCK, AS

BY:	/s/ J. Chris Boswell	ITS:	CEO
Jon Christopher Boswell

10

Bill of Sale

State of Texas]	County of Harris]

KNOW ALL MEN BY THESE PRESENTS:

THAT VIKING ROCK, AS. a corporation incorporated under the laws of the state of Delaware, USA, (“Seller”), has sold and delivered, and by these presents does sell and deliver to “BUYER”:

BUYER NAME: Impact Engineering, AS

(“Buyer”), all the personal property described below for and in consideration of the purchase price indicated below.

Such Property consists of used items and is being purchased “AS IS”, “Where IS”, “WITH ALL FAULTS” BASIS, AND NO WARRANTIES OF ANY KIND ARE EXPRESSED OR TO BE IMPLIED. BUYER ACKNOWLEDGES THAT IT HAS INSPECTED THE PROPERTY AND AGREES AND UNDERSTANDS THAT SELLER DOES NOT IN ANY WAY WARRANT THE CONDITION (INCLUDING BUT NOT LIMITED TO THE PRESENCE OF ANY OBVIOUS DEFECTS), OPERATION, SALABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF SAID PROPERTY, BUYER AGREEING BY ITS ACKNOWLEDGEMENT HEREUNDER THAT SELLER MAKES NO WARRANTIES REGARDING SAME.

Seller warrants that except as set forth below, it has good Valid and marketable title to and the unqualified right to sell, convey, transfer and assign Property, free and clear of any encumbrances, conditional sale agreements, security interests, restrictions and rights of others, and Seller hereby binds itself to forever warrant the Property unto Buyer, its successors and assigns against the lawful claims and demands of every person whomsoever.

UNIT NUMBER: T45205	YEAR, MAKE, MODEL: 2003 Atoka Manufacturing

VIN:	1A9L745243A245205	SALE PRICE:	$303.300,00	ODOMETER :	N/A

BUYER:	BY:	/s/ Jogeir Romestrand	DATE:	27 December 2013
SIGNATURE

Jogeir Romestrand
PRINT NAME

IN TESTIMONY THEREOF Seller has caused these presents to be executed by its duly authorized representative as of the 30th day of December 2013

VIKING ROCK, AS

BY:	/s/ J. Chris Boswell	ITS:	CEO
Jon Christopher Boswell

11

Bill of Sale

State of Texas]	County of Harris]

KNOW ALL MEN BY THESE PRESENTS:

THAT VIKING ROCK, AS. a corporation incorporated under the laws of the state of Delaware, USA, (“Seller”), has sold and delivered, and by these presents does sell and deliver to “BUYER”:

BUYER NAME: Impact Engineering, AS

(“Buyer”), all the personal property described below for and in consideration of the purchase price indicated below.

Such Property consists of used items and is being purchased “AS IS”, “Where IS”, “WITH ALL FAULTS” BASIS, AND NO WARRANTIES OF ANY KIND ARE EXPRESSED OR TO BE IMPLIED. BUYER ACKNOWLEDGES THAT IT HAS INSPECTED THE PROPERTY AND AGREES AND UNDERSTANDS THAT SELLER DOES NOT IN ANY WAY WARRANT THE CONDITION (INCLUDING BUT NOT LIMITED TO THE PRESENCE OF ANY OBVIOUS DEFECTS), OPERATION, SALABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF SAID PROPERTY, BUYER AGREEING BY ITS ACKNOWLEDGEMENT HEREUNDER THAT SELLER MAKES NO WARRANTIES REGARDING SAME.

Seller warrants that except as set forth below, it has good Valid and marketable title to and the unqualified right to sell, convey, transfer and assign Property, free and clear of any encumbrances, conditional sale agreements, security interests, restrictions and rights of others, and Seller hereby binds itself to forever warrant the Property unto Buyer, its successors and assigns against the lawful claims and demands of every person whomsoever.

UNIT NUMBER: T10585	YEAR, MAKE, MODEL: 2007 CVA N2 Transport

VIN:	1C9SC43227M810585	SALE PRICE:	$138.000,00	ODOMETER :	N/A

BUYER:	BY:	/s/ Jogeir Romestrand	DATE:	27 December 2013
SIGNATURE

Jogeir Romestrand
PRINT NAME

IN TESTIMONY THEREOF Seller has caused these presents to be executed by its duly authorized representative as of the 30th day of December 2013

VIKING ROCK, AS

BY:	/s/ J. Chris Boswell	ITS:	CEO
Jon Christopher Boswell

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